Exhibit 99.6

Exhibit F to

Unit Purchase Agreement

REGISTRATION RIGHTS AGREEMENT

between

PNM RESOURCES, INC.,

as Issuer

and

CASCADE INVESTMENT, L.L.C.,

as Initial Holder

Dated as of                          , 2005

i

This REGISTRATION RIGHTS AGREEMENT dated as of                          , 2005 (this “Agreement”) is between PNM Resources, Inc., a New Mexico corporation (the “Company”), and Cascade Investment, L.L.C., a Washington limited liability company (the “Initial Holder”).

The Company agrees with the Initial Holder, (i) for its benefit as Initial Holder and (ii) for the benefit of the beneficial owners (including the Initial Holder) from time to time of the Registrable Securities (as defined herein) (each of the foregoing a “Holder” and together the “Holders”), as follows:

SECTION 1. Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means with respect to any specified person, an “affiliate,” as defined in Rule 144, of such person.

“Agreement” has the meaning set forth in the first paragraph of this agreement.

“Amendment Effectiveness Deadline Date” has the meaning set forth in Section 2(d)(i) hereof.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

“Closing Prices” has the meaning set forth in Section 9 hereof.

“Common Stock” means the shares of common stock, no par value, of the Company.

“Company” has the meaning set forth in the first paragraph of this Agreement.

“Current Market Price Per Share” has the meaning set forth in Section 9 hereof.

“Company Registration” has the meaning set forth in Section 3(a) hereof.

“Deferral Notice” has the meaning set forth in Section 4(h) hereof.

“Deferral Period” has the meaning set forth in Section 4(h) hereof.

“Demand Effectiveness Deadline Date” means the date that is 90 days after the Demand Filing Date.

“Demand Filing Date” means forty-five (45) days after receipt by the Company of the Demand Registration Request.

“Demand Registration” means a registration of Registrable Common Stock pursuant to the Demand Registration Statement.

“Demand Registration Request” has the meaning set forth in Section 2(e) hereof.

“Demand Registration Statement” has the meaning set forth in Section 2(e) hereof.

“Effective Time” means the time at which the SEC declares the Registration Statement effective or at which the Registration Statement otherwise becomes effective.

“Effectiveness Deadline Date” has the meaning set forth in Section 2(a) hereof.

“Effectiveness Period” means the period commencing on the date hereof and ending on the date that all Registrable Securities have ceased to be Registrable Securities.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time. Reference to a particular section of, or rule or regulation under, the Exchange Act shall include a reference to the comparable section, rule or regulation, if any, and as the case may be, of or under the successor Federal statute.

“Filing Deadline Date” means the date sixty (60) days after the Shelf Registration Request is received by the Company.

“Holder” has the meaning set forth in the second paragraph of this Agreement.

“indemnified party” is defined in Section 7(c).

“indemnifying party” is defined in Section 7(c).

“Indenture” means the Indenture, dated as of                          , 2005, between the Company and JP Morgan Chase Bank, as trustee, as amended and supplemented from time to time in accordance with its terms.

“Initial Holder” has the meaning set forth in the first paragraph of this Agreement.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2(a) hereof.

“Material Event” has the meaning set forth in Section 4(h) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Notice of Registration Statement and Selling Securityholder Questionnaire attached as Exhibit A hereto.

“Notice Holder” means, on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Offered Common Stock” has the meaning set forth in Section 9 hereof.

“Piggyback Registration” has the meaning set forth in Section 3(a) hereof.

“Preferred Shares” means the Preferred Shares of the Company created by the Statement of Resolutions, convertible into shares of Common Stock as provided in the Statement of Resolutions.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Purchase Contract Agreement” means the purchase contract agreement dated as of                          , 2005 between the Company and JPMorgan Chase Bank, as purchase contract agent.

“Purchase Contract” shall have the meaning specified in the Purchase Contract Agreement.

“Purchase Date” has the meaning set forth in Section 9 hereof.

“Purchase Notice” has the meaning set forth in Section 9 hereof.

“Registrable Common Stock” means shares of Common Stock that are Registrable Securities.

“Registrable Securities” means (i) the Units, (ii) the Senior Notes, (iii) the Underlying Common Stock, (iv) any other securities of the Company currently held by the Initial Holder and (v) any shares of Common Stock or other securities convertible into Common Stock issued with respect to the securities listed in (iii) and (iv) above upon any stock dividend, split or similar event, so long as such securities remain Registrable Securities, provided, however, that a security ceases to be a Registrable Security when it is no longer a Restricted Security.

“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

“Restricted Security” means (i) the Units, (ii) the Senior Notes, (iii) the Preferred Stock, (iv) the Underlying Common Stock and any shares of Common Stock or other securities convertible into Common Stock issued with respect to the Underlying Common Stock upon any stock dividend, split or similar event, so long as such securities remain Registrable Securities, except any security that (x) has been effectively registered under the Securities Act and sold in a manner contemplated by the Registration Statement, or (y) has been transferred in compliance with Rule 144 under the Securities Act (or any successor provision thereto), is transferable within the volume limitations of paragraph (e) of such Rule 144 (or any successor provision) even if aggregated with all other Registrable Securities held by the Holder thereof, or is transferable pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto).

“Rule 144” means Rule 144 under the Securities Act, as such Rule 144 may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule 144A may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Sales Notice” has the meaning set forth in Section 5 hereof.

“SEC” means the Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time. Reference to a particular section of, or rule or regulation under, the Securities Act shall include a reference to the comparable section, rule or regulation, if any, and as the case may be, of or under the successor Federal statute.

“Senior Notes” means the         % Senior Notes due 2010 issued pursuant to the Indenture and initially forming a component of the Units.

“Shelf Registration Request” has the meaning set forth in Section 2(a) hereof.

“Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

“Special Counsel” means Thelen Reid & Priest LLP or one such other successor counsel as shall be specified by the Holders of a majority of the Registrable Securities, but which may, with the written consent of the Initial Holder (which shall not be unreasonably withheld), be another nationally recognized law firm experienced in securities law matters designated by the Company, the reasonable fees and expenses of which will be paid by the Company pursuant to Section 6 hereof. For purposes of determining the holders of a majority of the Registrable Securities in this definition, Holders of Units shall be deemed to be the Holders of the number of shares of Underlying Common Stock which the Purchase Contracts that are a component of such Units obligate such Holders to purchase as of the date the consent is requested.

“Statement of Resolutions” means the Statement of Resolutions Establishing a Series of Preferred Stock of PNM Resources, Inc. adopted by the Board of Directors of the Company on                          , 200_ and filed in the office of the New Mexico Public Regulation Commission.

“Subsequent Shelf Registration Statement” has the meaning set forth in Section 2(b) hereof.

“Trading Days” has the meaning set forth in Section 9 hereof.

“Triggering Notice” has the meaning set forth in Section 9 hereof.

“Trust Indenture Act” means the Trust Indenture Act of 1939, as amended, or any successor Federal statute, and the rules and regulations thereunder, all as the same shall be in effect at the time. Reference to a particular section of, or rule or regulation under, the Trust Indenture Act shall include a reference to the comparable section, rule or regulation, if any, and as the case may be, of or under the successor Federal statute.

“Underlying Common Stock” means (i) the Common Stock that Holders of Units are obligated to purchase pursuant to the Purchase Contracts that are a component of such Units and

(ii) to the extent that, as provided in Section 8.8 of the Unit Purchase Agreement, Preferred Shares shall have been issued, the Common Stock issuable upon conversion of such Preferred Shares.

“Unit Purchase Agreement” means the Unit Purchase Agreement dated August 13, 2004, between the Company and the Initial Holder.

“Units” means the 6.625% Hybrid Income Term Security Units of the Company issued to the Initial Holder pursuant to the Unit Purchase Agreement.

SECTION 2. Shelf Registration; Demand Registration. (a) Upon receipt of a written request from the Initial Holder (a “Shelf Registration Request”) made not less than 180 days after the date hereof, the Company shall prepare and file or cause to be prepared and filed with the SEC, not later than the Filing Deadline Date, a Registration Statement for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act relating to (i) the offer and sale of the Registrable Securities (other than Underlying Common Stock issuable upon exercise of the Purchase Contracts) by the Holders from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement and (ii) the offer and sale by the Company from time to time to the Holders of Purchase Contracts of the Underlying Common Stock issuable upon exercise of Purchase Contracts, (the “Initial Shelf Registration Statement”). The Initial Shelf Registration Statement shall be on Form S-3 or another appropriate form permitting registration of such Registrable Securities for sale in accordance with the methods of distribution set forth in the Initial Shelf Registration Statement. The Company shall use its reasonable best efforts to cause the Initial Shelf Registration Statement to be declared effective under the Securities Act by the date that is 90 days after the Filing Deadline Date (the “Effectiveness Deadline Date”), and to keep the Initial Shelf Registration Statement (or any Subsequent Shelf Registration Statement) continuously effective under the Securities Act until the expiration of the Effectiveness Period. At the time the Initial Shelf Registration Statement is declared effective, each Holder that became a Notice Holder on or prior to the date ten (10) Business Days prior to such time of effectiveness shall be named as a selling securityholder in the Initial Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of Registrable Securities in accordance with applicable law. None of the Company’s security holders (other than the Holders of Registrable Securities) shall have the right to include any of the Company’s securities in the Shelf Registration Statement.

(b) If the Initial Shelf Registration Statement or any Subsequent Shelf Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Securities registered thereunder shall have been resold pursuant thereto or shall have otherwise ceased to be Registrable Securities), the Company shall use its reasonable best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend the Shelf Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional Shelf Registration Statement covering all of the securities that as of the date of such filing are Registrable Securities (a “Subsequent Shelf Registration Statement”). If a Subsequent Shelf Registration Statement is filed, the Company shall use its reasonable best efforts to cause the Subsequent Shelf Registration Statement to become effective as promptly as is reasonably practicable, but in any event by the date that is forty-five (45) days after such filing and to keep such Subsequent Shelf Registration Statement continuously effective until the expiration of the Effectiveness Period. As used herein, “Shelf Registration Statement” means the Initial Shelf Registration Statement and any Subsequent Shelf Registration Statement.

(c) The Company shall supplement and amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement, if required by the Securities Act or as necessary to name a Notice Holder as a selling securityholder pursuant to Section 2(d) below.

(d) Each Holder agrees that if such Holder wishes to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus, it will do so only in accordance with this Section 2(d) and Sections 4(h) and 5 of this Agreement. Following the date that the Initial Shelf Registration Statement is declared effective, each Holder wishing to sell Registrable Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company at least ten (10) Business Days prior to any intended distribution of Registrable Securities under the Shelf Registration Statement. From and after the date the Initial Shelf Registration Statement is declared effective, the Company shall, as promptly as practicable after the date a Notice and Questionnaire is delivered pursuant to Section 10(c), and in any event upon the later of (x) fifteen (15) Business Days after such date or (y) fifteen (15) Business Days after the expiration of any Deferral Period in effect when the Notice and Questionnaire is delivered or put into effect within five (5) Business Days of such delivery date:

(i) if required by applicable law or policy of the SEC staff, file with the SEC a post-effective amendment to the Shelf Registration Statement or file a Subsequent Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required report or document so that the Holder delivering such Notice and Questionnaire is named as a selling securityholder in a Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement or file a Subsequent Shelf Registration Statement, use its reasonable best efforts to cause such post-effective amendment or Subsequent Shelf Registration Statement to be declared effective under the Securities Act as promptly as is reasonably practicable, but in any event by the date (the “Amendment Effectiveness Deadline Date”) that is forty-five (45) days after the date such post-effective amendment or Subsequent Shelf Registration Statement is required by this clause to be filed;

(ii) provide such Holder copies of any documents filed pursuant to Section 2(d)(i); and

(iii) notify such Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment or subsequent Shelf Registration Statement filed pursuant to Section 2(d)(i);

provided, that if such Notice and Questionnaire is delivered during a Deferral Period, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall, to the extent required, take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of the Deferral Period in accordance with Section 4(h). Notwithstanding anything contained herein to the contrary, (x) the Company shall be under no obligation to name any Holder that is not a Notice Holder as a selling securityholder in any Registration Statement or related Prospectus and (y) the Amendment Effectiveness Deadline Date shall be extended by up to ten (10) Business Days from the expiration of a Deferral Period if such Deferral Period shall be in effect on the Amendment Effectiveness Deadline Date.

(e) In the event that the Company shall become ineligible to use Form S-3, such that preparation of a Shelf Registration Statement would be impracticable, at any time between the Filing Deadline Date and the expiration of the Effectiveness Period, then:

(i) From and after the later of (A) the Filing Deadline Date and (B) 270 days after the date hereof, upon receipt of a written request from the Initial Holder (a “Demand Registration Request”) to register under the Securities Act for purposes of a public offering all of the Registrable Securities held by all Holders, the Company shall as expeditiously as reasonably possible (but in any event not later than the Demand Filing Date prepare and file, and use its best efforts to cause to become effective as soon thereafter as practicable (but in no event later than the Demand Effectiveness Filing Date), a Registration Statement (a “Demand Registration Statement”) under the Securities Act to effect the offering of such Registrable Common Stock in the manner specified in such request.

(ii) Holders shall be entitled to select and retain one or more investment bankers or managers reasonably acceptable to the Company in connection with any underwritten offerings made pursuant to this Section 2(e).

(iii) Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to the Holders in this Section 2(e) are expressly subject to the following terms and conditions:

(A) The Holders, collectively, shall only be entitled to one (1) request to register Registrable Securities under the terms of this Section 2(e). A “request” as it is used in this Section 2(e)(iii) shall be deemed to have occurred only upon completion of a requested registration and the subsequent sale of Registrable Common Stock.

(B) The Company shall be entitled to defer for a reasonable period of time, but not in excess of ninety (90) days, the filing of any Demand Registration Statement otherwise required to be prepared and filed by it under this Section 2(e) if the Company notifies the Holders, within five (5) business days after the Holders requested the registration under this Section 2(e) that the Company (i) is at such time conducting or about to conduct an underwritten public offering of its securities for its own account and the Board of Directors of the Company determines in good faith that such offering would be materially adversely affected by such registration requested by the Holders or (ii) would, in the opinion of its counsel, be required to disclose in such registration statement information not otherwise then required by law to be publicly disclosed and, in the good faith judgment of the Board of Directors of the Company, such disclosure might materially adversely affect any material business transaction or negotiation in which the Company is then engaged; provided, however, that the Company shall not be permitted to so defer the filing of a Registration Statement pursuant to this Section 2(e)(iii)(B) more than once. If the Company elects to defer the filing of a registration statement pursuant to this Section 2(e)(iii)(B), the Holder may withdraw its request, in writing, during the time of such deferral and such request shall not be counted toward the limit set forth in Section 2(e)(iii)(A).

(C) The Holders shall not exercise their rights pursuant to this Section 2(e) during the shorter of (1) the 30-day period immediately following the effective date of any registration statement filed by the Company under the Securities Act (other than on Form S-8 or another similar form) in respect of an offering or sale of Common Stock (or securities convertible into, or otherwise linked to, Common Stock) of the Company by or on behalf of the Company if in the written opinion of a nationally recognized investment banking firm selected by the Company to act as an underwriter for such Company offering, the registration of the Registrable Securities at such time would significantly impede the success of the Company’s offering or (ii) 90 days following the request of the Holders to file a Registration Statement pursuant to this Section 2(e); provided, however, that the Company shall not be permitted to so delay the filing of a Registration Statement pursuant to this Subsection (C) on more than one occasion in any period of 365 consecutive days.

SECTION 3. Piggyback Registration Rights. (a) If at any time or from time to time between the Filing Deadline Date and the expiration of the Effectiveness Period the Company shall propose to register any Common Stock for public sale under the Securities Act (a “Company Registration”), the Company shall give the Holders prompt written notice of the proposed registration and shall include in such registration on the same terms and conditions as the other securities included in such registration such number of shares of Registrable Common Stock as the Holders shall request within five (5) business days after the giving of such notice (a “Piggyback Registration”); provided, however, that the Company may at any time prior to the effectiveness of any such registration statement, in its sole discretion and without the consent of the Holders, abandon the proposed offering in which the Holders had requested to participate (provided that the Company gives the Holders prompt notice of such decision); and provided further that the Holders shall be entitled to withdraw any or all of its shares of Registrable Common Stock to be included in a registration statement under this Section 3(a) at any time prior to the date on which the registration statement with respect to such shares of Underlying Common Stock is declared effective by the SEC. The Company shall be entitled to select the investment bankers and/or managers, if any, to be retained in connection with any registration referred to in this Section 3(a), provided such investment bankers and/or managers are reasonably acceptable to the Holders.

(b) Notwithstanding anything to the contrary contained elsewhere herein, the registration rights granted to Stockholder in Section 3(a) are expressly subject to the following terms and conditions:

(i) The Company shall not be obligated to include shares of Registrable Common Stock in an offering as contemplated by Section 3(a) if the Company is advised in writing by the managing underwriter or underwriters of such offering (with a copy to the Initial Holder), that the success of such offering would in its or their good faith judgment be jeopardized by such inclusion (after consideration of all relevant factors, including without limitation, the impact of any delay caused by including such shares); provided, however, that the Company shall in any case be obligated to include such number of shares of Registrable Common Stock in such offering, if any, as such underwriter or underwriters shall determine will not jeopardize the success of such offering.

(ii) The Company shall not be obligated to include any shares of Underlying Common Stock in any registration by the Company of any Common Stock in connection with any merger, acquisition, exchange offer, or any other business combination, including any transaction within the scope of Rule 145 promulgated pursuant to the Securities Act, subscription offer, dividend reinvestment plan or stock option or other director or employee incentive or benefit plan.

(iii) The Company shall use all commercially reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit the Registrable Common Stock requested to be included in a registration of Common Stock pursuant to this Section 3 to be included on the same terms and conditions as any similar securities included therein. Notwithstanding the foregoing, the Company shall not be required to include the Holders’ Registrable Common Stock in such offering unless the Holders accept the terms of the underwriting agreement between the Company and the managing underwriter or underwriters and otherwise complies with the provisions of Section 7 hereof. If the managing underwriter or underwriters of a proposed underwritten offering advise the Company in writing that in its or their good faith judgment the total amount of securities, including securities requested to be included in a registration of Common Stock pursuant to this Section 3 and other similar securities, to be included in such offering is sufficiently large to jeopardize the success of such offering, then in such event the securities to be included in such offering shall be allocated first to the Company and then, to the extent that any additional securities can, in the good faith judgment of such managing underwriter or underwriters, be sold without creating any such jeopardy to the success of such offering, to the Holders based upon the number of shares of Registrable Common Stock requested to be included in such registration.

(iv) In the event that some but less than all of the Holders’ shares of Underlying Common Stock are included in an offering contemplated by a registration statement pursuant to this Section 3, the Holders shall execute one or more “lockup” letters in the form attached hereto as Exhibit C, setting forth an agreement by the Holders not to offer for sale, sell, grant any option for the sale of, or otherwise dispose of, directly or indirectly, any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock, for a period of 90 days from the date such offering commences; provided, however, that if the period of any such “lockup” applicable to the Company or any director, officer or affiliate of the

Company with respect to any such registration statement shall be less than ninety (90) days, then the period of time applicable to the Holders shall be such lesser period of time.

SECTION 4. Registration Procedures. In connection with the registration obligations of the Company under Sections 2 and 3 hereof, during the Effectiveness Period, the Company shall:

(a) Prepare and file with the SEC a Registration Statement or Registration Statements on Form S-3, S-4 or another appropriate form under the Securities Act available for the sale of the Registrable Securities by the Holders thereof in accordance with the intended method or methods of distribution thereof, and use its reasonable best efforts to cause each such Registration Statement to become effective and remain effective as provided herein; provided that before filing any Registration Statement or Prospectus or any amendments or supplements thereto with the SEC, furnish to the Initial Holder and the Special Counsel of such offering, if any, copies of all such documents proposed to be filed prior to the filing of such Registration Statement or amendment thereto or Prospectus or supplement thereto so as to permit the Holder and such Special Counsel sufficient time to review and comment upon the same.

(b) Subject to Section 4(h), prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(a) or Section 3(a); cause the related Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use its reasonable best efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

(c) As promptly as practicable give notice to the Notice Holders, the Initial Holder and the Special Counsel, (i) when any Prospectus, prospectus supplement, Registration Statement or post-effective amendment to a Registration Statement has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has been declared effective, (ii) of any request, following the effectiveness of the Initial Shelf Registration Statement under the Securities Act, by the SEC or any other federal or state governmental authority for amendments or supplements to any Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation or threatening of any proceedings for that purpose, (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (v) of the occurrence of, but not the nature of or details concerning, a Material Event and (vi) of the determination by the Company that a post-effective amendment to a Registration Statement will be filed with the SEC, which notice may, at the discretion of the Company (or as required pursuant to Section 4(h)), state that it constitutes a Deferral Notice, in which event the provisions of Section 4(h) shall apply.

(d) Use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment, and provide immediate notice to each Notice Holder and the Initial Holder of the withdrawal of any such order.

(e) As promptly as practicable furnish to each Notice Holder, the Special Counsel and the Initial Holder, upon request and without charge, at least one (1) conformed copy of the Registration Statement and any amendment thereto, including exhibits and all documents incorporated or deemed to be incorporated therein by reference.

(f) During the Effectiveness Period, deliver to each Notice Holder, the Special Counsel, if any, and the Initial Holder, in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities (including each preliminary prospectus) and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

(g) Prior to any public offering of the Registrable Securities pursuant to a Registration Statement, use its reasonable best efforts to register or qualify or cooperate with the Notice Holders and the Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire); prior to any public offering of the Registrable Securities pursuant to the Shelf Registration Statement, use its reasonable best efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Agreement or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

(h) Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of any Registration Statement or the initiation of proceedings with respect to any Registration Statement under Section 9(d) or 9(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (C) the occurrence or existence of any pending corporate development that, in the sole judgment of the Company, makes it appropriate to suspend the availability of any Registration Statement and the related Prospectus in order to avoid a violation of applicable securities laws:

(i) in the case of clause (B) above, subject to the next sentence, as promptly as reasonably practicable prepare and file, if necessary pursuant to applicable law, a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document or report that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use its reasonable best efforts to cause it to be declared effective as promptly as is practicable, and

(ii) give notice to the Notice Holders, and the Special Counsel, if any, that the availability of any Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus.

The Company will use its reasonable best efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is reasonably practicable, (y) in the case of clause (B) above, as soon as, in the sole judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as in the good faith judgment of the Company (after consultation with the Company’s outside legal counsel), such suspension is no longer appropriate. The Company shall be entitled to exercise its right under this Section 4(h) to suspend the availability of any Registration Statement or any Prospectus, and any such period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) shall not exceed 45 days; provided that the aggregate duration of any Deferral Periods shall not exceed 45 days in any 90-day period (or 75 days in any 90-day period in the event of a Material Event pursuant to which the Company has delivered a second notice as permitted below) or 90 days in any 360-day period; provided further that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may deliver to Notice Holders a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional 30 days, or such shorter period of time as is specified in such second notice. Each Notice Holder agrees to hold any notice by the Company in respect of any Deferral Period or Material Event described in the last clause of the preceding sentence in confidence.

(i) Comply in all material respects with all applicable rules and regulations of the SEC and make generally available to its securityholders earning statements (which need not be audited) satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) for a 12-month period commencing on the first day of the first fiscal quarter of the Company commencing after the effective date of a Registration Statement, which statements shall be made available no later than 45 days after the end of the 12-month period or 90 days if the 12-month period coincides with the fiscal year of the Company.

(j) Cooperate with each Notice Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities sold or to be sold pursuant to a Registration Statement, which certificates shall not bear any restrictive legends, and cause such Registrable Securities to be in such denominations as are permitted by the Purchase Contract Agreement, Indenture or the Company’s certificate of incorporation and by-laws, as applicable, and registered in such names as such Notice Holder may request in writing at least one (1) Business Day prior to any sale of such Registrable Securities.

(k) Provide a CUSIP number for all Registrable Securities covered by each Registration Statement not later than the effective date of such Registration Statement and provide the transfer agent for the Company’s Common Stock with printed certificates for the Registrable Securities that are in a form eligible for deposit with The Depository Trust Company.

(l) Not later than the Effective Time of the Registration Statement, the Company shall cause the Indenture to be qualified under the Trust Indenture Act; in connection with such qualification, the Company shall cooperate with the Trustee under the Indenture and the Holders (as defined in the Indenture) to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the Trust Indenture Act; and the Company shall execute, and shall use all reasonable best efforts to cause the Trustee to execute, all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner. In the event that any such amendment or modification referred to in this Section 4(l) involves the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

(m) The Company will use its best efforts to cause the Underlying Common Stock (and, if so requested by the Initial Holder, the Units) to be listed on the New York Stock Exchange or other stock exchange or trading system on which the Common Stock primarily trades on or prior to the Effective Time of the Shelf Registration Statement hereunder.

(n) Cooperate and assist in any filings required to be made with the National Association of Securities Dealers, Inc.

(o) Upon (i) the filing of the Initial Shelf Registration Statement and (ii) the effectiveness of the Initial Shelf Registration Statement, announce the same, in each case by release to Reuters Economic Services and Bloomberg Business News.

(p) Use commercially reasonable efforts to cause the Registrable Securities to be registered with or approved by such other governmental authorities as may be necessary to enable the Holder or Holders thereof to consummate the distribution of the Registrable Securities;

(q) Enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other persons in addition to, or in substitution for the provisions of Section 7 hereof, and take such other actions as the Holders or the underwriters, if any, reasonably request in order to expedite or facilitate the distribution of such Registrable Securities;

(r) Obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the Holders of such Registrable Securities shall reasonably request;

(s) Make available for inspection by any Holder, by any underwriter participating in any distribution to be effected pursuant to the Registration Statement and by any attorney, accountant or other agent retained by any such Holder or any such underwriter all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company’s officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement;

(t) Use the Company’s best efforts to obtain for delivery to the Holders and to the managing underwriter or agent, if any, any opinion or opinions from counsel for the Company reasonably requested by any Holder and in customary form and in form, substance and scope reasonably satisfactory to such Holders, the managing underwriter or agent and their counsel;

(u) Use the Company’s best efforts to make available the executive officers of the Company to participate with the Holders of Registrable Securities and any underwriters in any “road shows” or other selling efforts that may be reasonably requested by the Holders in connection with the methods of distribution for the Registrable Securities;

(v) Notwithstanding any other provisions of this Agreement, the Company shall not be obligated to participate in more than one underwritten offering during the period that any Registration Statement is required to be effective pursuant to this Agreement, and if an underwritten offering pursuant to a Registration Statement is withdrawn or abandoned at the request of any Holder after the Shelf Registration, Demand Registration or Piggyback Registration has been requested by the Holders, the Company shall not be obligated to participate in any further underwritten offerings during the period that any Registration Statement is required to be effective pursuant to this Agreement.

SECTION 5. Holder’s Obligations. Each Holder agrees, by acquisition of the Registrable Securities, that no Holder shall be entitled to sell any of such Registrable Securities pursuant to a Shelf Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(d) hereof (including the information required to be included in such Notice and Questionnaire and the information set forth in the next sentence and a sales notice (a “Sales Notice”) setting forth the amount of Registrable Securities to be sold and the proposed sales date not later than five (5) Business Days prior to the proposed sales date).

Each Notice Holder agrees promptly to furnish to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading and any other information regarding such Notice Holder and the distribution of such Registrable Securities as the Company may from time to time reasonably request.

Each Holder acknowledges and agrees that a Sales Notice will only be valid for a period of five (5) Business Days commencing with the proposed sales date and that if any of the Registrable Securities to which such Sales Notice relates are not sold during such period, a new Sales Notice will need to be submitted to the Company not later than three (3) Business Days prior to the new proposed sales date. Notwithstanding the foregoing, no Sales Notice may be submitted, or if submitted will be of no force and effect, and no Registrable Securities may be sold pursuant to the Shelf Registration Statement if a Deferral Period is then in effect.

SECTION 6. Registration Expenses. The Company shall bear all fees and expenses incurred in connection with or that are otherwise incidental to the performance by the Company of its obligations under Sections 2, 3 and 4 of this Agreement whether or not any Registration Statement is declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (y) of compliance with federal and state securities or Blue Sky laws (including, without limitation, reasonable and documented fees and disbursements of the Special Counsel in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as Notice Holders may designate pursuant to Section 4(g) of this Agreement and any filings required to be made with the National Association of Securities Dealers, Inc.), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company), (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, (iv) reasonable and documented fees and disbursements of counsel for the Company and of Special Counsel in connection with any Registration Statement, (v) reasonable and documented fees and disbursements of the registrar and transfer agent for the classes of the Company’s securities to which the Registrable Securities belong and (vi) any Securities Act liability insurance obtained by the Company in its sole discretion. In addition, the Company shall pay the internal expenses of the Company (including, without limitation, all salaries and expenses of officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing by the Company of the Registrable Securities on any securities exchange on which similar securities of the Company are then listed and the fees and expenses of any person, including special experts, retained by the Company. Notwithstanding the provisions of this Section 6, each seller of Registrable Securities shall pay selling expenses, including any underwriting discount and commissions, and all registration expenses to the extent required by applicable law.

SECTION 7. Indemnification and Contribution.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless each Holder, each person, if any, who controls any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Holder within the meaning of Rule 405 under the Securities Act from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Holder furnished to the Company in writing by such Holder expressly for use therein; provided that the indemnification contained in this paragraph shall not inure to the benefit of any Holder (or to the benefit of any such affiliate of such Holder within the meaning of Rule 405 under the Securities Act) on account of any such losses, claims, damages or liabilities caused by any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if the Company has performed its obligations under Section 4 hereof and if (x) such Holder failed to send or deliver a copy of the Prospectus with or prior to the delivery of written confirmation of the sale by such Holder to the person asserting the claim from which such losses, claims, damages or liabilities arise and (y) the Prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission.

(b) Indemnification by Holders. Each Holder agrees severally and not jointly to indemnify and hold harmless the Company and its directors, its officers and each person, if any, who controls the Company (within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act) and each affiliate of the Company within the meaning of Rule 405 under the Securities Act or any other Holder, to the same extent as the foregoing indemnity from the Company to such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of any Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such indemnification obligation.

(c) Conduct of Indemnification Proceedings. In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 7(a) or 7(b) hereof, such person (the “indemnified party”) shall promptly notify the person against whom such indemnity may be sought (the “indemnifying party”) in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all such indemnified parties and that all such fees and expenses shall be reimbursed as they are incurred. Such firm shall be designated in writing by, in the case of parties indemnified pursuant to Section 7(a) hereof, the Holders of a majority (with Holders of Units deemed to be the Holders, for purposes of determining such majority, of the number of shares of Underlying Common Stock that such Holders are obligated to purchase pursuant to the Purchase Contracts that are a component of such Units) as of the date on which such designation is made) of the Registrable Securities covered by the Registration Statement held by Holders that are indemnified parties pursuant to Section 7(a) hereof and, in the case of parties indemnified pursuant to Section 7(b) hereof, the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of the first paragraph of this subsection, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any indemnified party.

(d) Contribution. To the extent that the indemnification provided for in Section 7(a) or 7(b) hereof is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Holders on the one hand and the Company on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Holders or by the Company, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders’ respective obligations to contribute pursuant to this Section 7 are several in proportion to the respective number of Registrable Securities they have sold pursuant to a Registration Statement, and not joint.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding this Section 7, no indemnifying party that is a selling Holder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by it and distributed to the public were offered to the public exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e) The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to an indemnified party at law or in equity, hereunder, under the Unit Purchase Agreement or otherwise.

(f) The indemnity and contribution provisions contained in this Section 7 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Holder, any person controlling any Holder or any Affiliate of any Holder or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) the sale of any Registrable Securities by any Holder.

SECTION 8. Information Requirements. The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder and take such further commercially reasonable action as any Holder may reasonably request in writing (including, without limitation, making such reasonable representations as any such Holder may reasonably request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder, the Company shall deliver to such Holder a written statement as to whether it has complied with such filing requirements, unless such a statement has been included in the Company’s most recent report filed pursuant to Section 13 or Section 15(d) of Exchange Act. Notwithstanding the

foregoing, nothing in this Section 8 shall be deemed to require the Company to register any of its securities (other than the Common Stock) under any section of the Exchange Act.

SECTION 9. Purchase Right in Certain Instances. In the event that (i) (a) a Shelf Registration Statement or Demand Registration Statement is in effect and (b) the Initial Holder or any of its Affiliates desires to sell Common Stock under such Registration Statement, the Initial Holder shall give notice to the Company of the number of shares of Common Stock it and its Affiliates desire to sell at such time pursuant to the Registration Statement or (ii) the Initial Holder or any of its Affiliates shall have given notice of their request to participate in the sale of Common Stock in a Piggyback Registration pursuant to Section 3, specifying the number of shares of their Common Stock to be included in such Piggyback Registration (such Common Stock, or the shares of Common Stock specified in clause (i)(b), as the case may be, the “Offered Common Stock”, and either such notice, the “Triggering Notice”), the Company may at its option give notice (the “Purchase Notice”) to the Initial Holder and such Affiliates (such notice to be given within ten (10) days of the date the Triggering Notice was given) that the Company will purchase (on a purchase date to be specified in the Purchase Notice, the “Purchase Date”, to be within five (5) days of the date of the Purchase Notice) all, but not less than all, of the Offered Common Stock of the Initial Holder and such Affiliates at the Current Market Price Per Share (as defined below). On the Purchase Date, the Initial Holder shall sell, and shall cause each of its Affiliates to sell, all of the Offered Common Stock to the Company at the Current Market Price Per Share for each share of such Common Stock. Notwithstanding the foregoing, the Company’s right to purchase Offered Common Stock pursuant to this Section 9 shall not apply to, and neither the Initial Holder nor its Affiliates shall be obligated to provide a Triggering Notice to the Company prior to, any sales of Common Stock by the Initial Holder or any of its Affiliates pursuant to a Shelf Registration Statement or a Demand Registration Statement in an amount not to exceed two percent (2%) of the Company’s outstanding Common Stock in any calendar quarter. As used in this Section 9, “Current Market Price Per Share” means the average of the daily Closing Prices per share of Common Stock on the ten Trading Days ending on the Trading Day next preceding the date the Triggering Notice is given and “Closing Prices” and “Trading Days” have the respective meanings specified in the Purchase Contract Agreement.

SECTION 10. Miscellaneous.

(a) No Conflicting Agreements. The Company is not, as of the date hereof, a party to, nor shall it, on or after the date of this Agreement, enter into, any agreement with respect to its securities that conflicts with the rights granted to the Holders in this Agreement. The Company represents and warrants that the rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Company’s securities under any other agreements.

(b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Company has obtained the written consent of Holders of a majority of the then outstanding Underlying Common Stock constituting Registrable Securities (with Holders of Units deemed to be the Holders, for purposes of this Section, of the number of shares of Underlying Common Stock that such Holders are obligated to purchase pursuant to the Purchase Contracts that are a component of such Units as of the date on which such consent is requested). Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such Registration Statement; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence. Notwithstanding the foregoing sentence, this Agreement may be amended by written agreement signed by the Company and the Initial Holder, without the consent of the Holders of Registrable Securities, to cure any ambiguity or to correct or supplement any provision contained herein that may be defective or inconsistent with any other provision contained herein, or to make such other provisions in regard to matters or questions arising under this Agreement that shall not adversely affect the interests of the Holders of Registrable Securities. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 10(b), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

(c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, by telecopier, by courier guaranteeing overnight delivery or by first-class mail, return receipt requested, and shall be deemed given (i) when made, if made by hand delivery, (ii) upon confirmation, if made by telecopier, (iii) one (1) Business Day after being deposited with such courier, if made by overnight courier or (iv) on the date indicated on the notice of receipt, if made by first-class mail, to the parties as follows:

(i) if to a Holder, at the most current address given by such Holder to the Company in a Notice and Questionnaire or any amendment thereto;

(ii) if to the Company, to:

PNM Resources, Inc.

Alvarado Square MS-2704

Albuquerque, New Mexico 87158

Facsimile No.: 505-241-4343

Attention: Treasurer

With a copy to:

Pillsbury Winthrop LLP

1540 Broadway

New York, New York 10036-4039

Facsimile No: 212-858-1500

Attention: Timothy Michael Toy

(iii) if to the Initial Holder, to:

Cascade Investment, L.L.C.

2365 Carillon Point

Kirkland, Washington 98033

Attention: Robert Thomas and General Counsel

or to such other address as such person may have furnished to the other persons identified in this Section 10(c) in writing in accordance herewith.

(d) Approval of Holders. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) (other than the Initial Holder or subsequent Holders if such Initial Holder or subsequent Holders are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(e) Successors and Assigns. Any person who purchases any Registrable Securities from the Initial Holder shall be deemed, for purposes of this Agreement, to be an assignee of the Initial Holder. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties and shall inure to the benefit of and be binding upon each Holder of any Registrable Securities, provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Purchase Contract Agreement, Indenture or the Company’s certificate of incorporation and by-laws, as applicable. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof.

(f) Counterparts; Facsimile Execution. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be original and all of which taken together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement is legal, valid and binding for all purposes.

(g) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

(i) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby, and the parties hereto shall use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

(j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and is intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the registration rights granted by the Company with respect to the Registrable Securities. This Agreement supersedes all prior agreements and undertakings among the parties with respect to such registration rights. No party hereto shall have any rights, duties or obligations with respect to registration rights for the Registrable Securities other than those specifically set forth in this Agreement.

(k) Termination. This Agreement and the obligations of the parties hereunder shall terminate upon the end of the Effectiveness Period, except for any liabilities or obligations under Section 5, 6 or 7 hereof, each of which shall remain in effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed this Registration Rights Agreement as of the date first written above.

PNM RESOURCES, INC.

By:
Name: Title:

Confirmed and accepted as of the date first above written:

By:	CASCADE INVESTMENT, L.L.C.

By:
Name: Title:

Exhibit A

PNM Resources, Inc.

Notice of Registration Statement

and

Selling Securityholder Questionnaire

(Date)

Reference is hereby made to the Registration Rights Agreement (the “Registration Rights Agreement”) between PNM Resources, Inc. (the “Company”) and Cascade Investment, L.L.C. Pursuant to the Registration Rights Agreement, the Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-         (the “Shelf Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933 (the “Securities Act”), of the Company’s Common Stock, Preferred Stock and Units (the “Securities”). A copy of the Registration Rights Agreement is attached hereto. All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

Each beneficial owner of Registrable Securities is entitled to have the Registrable Securities beneficially owned by it included in the Shelf Registration Statement. In order to have Registrable Securities included in the Shelf Registration Statement, this Notice of Registration Statement and Selling Securityholder Questionnaire (“Notice and Questionnaire”) must be completed, executed and delivered to the Company’s counsel at the address set forth herein for receipt ON OR BEFORE [Deadline for Response]. Beneficial owners of Registrable Securities who do not complete, execute and return this Notice and Questionnaire by such date (i) will not be named as selling securityholders in the Shelf Registration Statement and (ii) may not use the Prospectus forming a part thereof for resales of Registrable Securities.

Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and related Prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and related Prospectus.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Registrable Securities hereby elects to include in the Shelf Registration Statement the Registrable Securities beneficially owned by it and listed below in Item (3). The undersigned, by signing and returning this Notice and Questionnaire, agrees to be bound with respect to such Registrable Securities by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement, including, without limitation, Section 7 of the Registration Rights Agreement, as if the undersigned Selling Securityholder were an original party thereto.

Upon any sale of Registrable Securities pursuant to the Shelf Registration Statement, the Selling Securityholder will be required to deliver to the Company and transfer agent for the Company’s Common Stock the Notice of Transfer set forth as Exhibit B to the Registration Rights Agreement.

The Selling Securityholder hereby provides the following information to the Company expressly for use in the Shelf Registration Statement and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

(1)	(a) Full Legal Name of Selling Securityholder:

(b)	Full Legal Name of Registered Holder (if not the same as in (a) above) of Registrable Securities Listed in Item (3) below:

(c)	Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) Through Which Registrable Securities Listed in Item (3) are Held:

(2)	Address for Notices to Selling Securityholder:

_____________
_____________
_____________
Telephone:
Fax:
Contact Person:

(3)	Beneficial Ownership of Securities:

Except as set forth below in this Item (3), the undersigned does not beneficially own any Securities.

(a)	Principal amount of Registrable Securities beneficially owned:

CUSIP No(s). of such Registrable Securities:

(b)	Principal amount of Securities other than Registrable Securities beneficially owned:

CUSIP No(s). of such other Securities:

(c)	Principal amount of Registrable Securities which the undersigned wishes to be included in the Shelf Registration Statement:

CUSIP No(s). of such Registrable Securities to be included in the Shelf Registration Statement:

(4)	Beneficial Ownership of Other Securities of the Company:

Except as set forth below in this Item (4), the undersigned Selling Securityholder is not the beneficial or registered owner of any other securities of the Company, other than the Securities listed above in Item (3).

State any exceptions here:

(5)	Relationships with the Company:

Except as set forth below, neither the Selling Securityholder nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(6)	Plan of Distribution:

Except as set forth below, the undersigned Selling Securityholder intends to distribute the Registrable Securities listed above in Item (3) only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned Selling Securityholder or, alternatively, through underwriters, broker-dealers or agents. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions) (i) on any national securities exchange or quotation service on which the Registered Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market or (iv) through the writing of options. In connection with sales of the Registrable Securities or otherwise, the Selling Securityholder may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities in the course of hedging the positions they assume. The Selling Securityholder may also sell Registrable Securities short and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation M.

In the event that the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item (3) above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Notice and Questionnaire and the Registration Rights Agreement.

By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation of the Shelf Registration Statement and related Prospectus.

In accordance with the Selling Securityholder’s obligation under Section 5 of the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein which may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains in effect. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing, by hand-delivery, first-class mail, or air courier guaranteeing overnight delivery as follows:

(i)	To the Company:

PNM Resources, Inc.

Alvarado Square SM-2704

Albuquerque, New Mexico 87158

Facsimile No.: 505-241-4343

Attention: Treasurer

(ii)	With a copy to:

Pillsbury Winthrop LLP

1540 Broadway

New York, New York 10036-4039

Facsimile No: 212-858-1500

Attention: Timothy Michael Toy

Once this Notice and Questionnaire is executed by the Selling Securityholder and received by the Company’s counsel, the terms of this Notice and Questionnaire, and the representations and warranties contained herein, shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives, and assigns of the Company and the Selling Securityholder (with respect to the Registrable Securities beneficially owned by such Selling Securityholder and listed in Item (3) above). This Agreement shall be governed in all respects by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated: ________________________

Selling Securityholder
(Print/type full legal name of beneficial owner of Registrable Securities)

By:
Name:
Title:

PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE FOR RECEIPT ON OR BEFORE [DEADLINE FOR RESPONSE] TO THE COMPANY’S COUNSEL AT:

Pillsbury Winthrop LLP

1540 Broadway

New York, New York 10036-4039

Facsimile No: 212-858-1500

Attention: Timothy Michael Toy

Exhibit B

NOTICE OF TRANSFER PURSUANT TO REGISTRATION STATEMENT

[Transfer Agent’s Name]

PNM Resources, Inc.

    c/o [Transfer Agent’s Name]

    [Transfer Agent’s Address]

Attention: Trust Officer

Re:	PNM Resources, Inc. (the “Company”)
[Hybrid Income Term Security Units]
[Common Stock]

Ladies and Gentlemen:

Please be advised that                      has transferred $                     aggregate amount of the above-referenced [Hybrid Income Term Security Units] [Common Stock] pursuant to an effective Registration Statement on Form S-[    ] (File No. 333-             ) filed by the Company.

We hereby certify that the prospectus delivery requirements, if any, of the Securities Act of 1933, as amended, have been satisfied and that the above-named beneficial owner of the [Hybrid Income Term Security Units] [Common Stock] is named as a “Selling Holder” in the Prospectus dated [date] or in supplements thereto, and that the aggregate amount of the [Hybrid Income Term Security Units] [Common Stock] transferred are the [Hybrid Income Term Security Units] [Common Stock] listed in such Prospectus opposite such owner’s name.

Dated:

Very truly yours,

(Name)

By:
(Authorized Signature)

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Exhibit C

LOCK UP LETTER

[Letterhead of PNM Resources, Inc.]

                    , 200

Re: Lock Up Agreement

Ladies and Gentlemen:

Reference is made to that certain Registration Rights Agreement, dated                      , 2005 (the “Registration Rights Agreement”), between PNM Resources, Inc. (the “Company”) and Cascade Investment, L.L.C. (the “Initial Holder”). Capitalized terms that are used, but not otherwise defined, herein have the meanings ascribed to those terms in the Registration Rights Agreement or as specified herein, as the case may be.

The Company has proposed to undertake a Company Registration and you have elected not to include your Registrable Common Stock in the related Piggyback Registration requested by other Holders. Pursuant to Section 3(b)(iv) of the Registration Rights Agreement, you are required to enter into this letter agreement (this “Agreement”) which will impose transfer limitations on any shares of Common Stock, or any securities convertible into or exchangeable into or exercisable for any shares of Common Stock held by you, which are not included in the Piggyback Registration (collectively, the “Securities”) during the Lock Up Period.

Accordingly, you and the Company agree as follows:

1. Lock Up

(a) Lock-up; Lock-up Period. Except for Transfers permitted by Section 2 hereof (each a “Permitted Transfer”), you agree that you will not, directly or indirectly, sell, offer to sell, assign, pledge, hypothecate, encumber or otherwise transfer, or enter into any contract, option or other arrangement or understanding with respect to the sale, assignment, pledge or other disposition of (collectively, “Transfer”) any rights with respect to the Securities for a period commencing on the date that the Company Registration commences and ending on the ninetieth (90th) day following the commencement of the Company Registration (such ninety day period being referred to herein as the “Lock Up Period”). Notwithstanding the foregoing, the Lock Up Period shall automatically terminate if (i) neither the Company (with respect to Securities other than those included in the Company Registration) nor any director, officer or affiliate of the Company holding more than 50,000 shares of Common Stock is subject to substantially similar Transfer restrictions on securities of the Company held by such persons at any time during the Lock Up Period, or (ii) any other Holder holding more than 50,000 shares of Common Stock that is not participating in the Piggyback Registration (a “Non-Participating Holder”) does not execute a lock-up agreement substantially similar to this Agreement or if any Non-Participating Holder is released from its obligations under its lock-up agreement.

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(b) No Hedging or Similar Transactions. The Transfer restriction contained in Section 1(a) precludes you from engaging in any hedging or other transaction during the Lock-up Period that is designed to or reasonably expected to lead to or result in a Transfer of the Securities. Such prohibited hedging or other transaction would include, without limitation, any short sale (whether or not against the box) or any purchase, sale, or grant of any right (including, without limitation, any put or call option) with respect to the Securities or with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Common Stock.

(c) Stop Transfer Order. You also agree and consent to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the Transfer of the Securities except in compliance with the terms and conditions of this Agreement.

(d) Invalid Transfers. Any purported Transfer of Securities that is not in accordance with this Agreement shall be null and void, and shall not operate to Transfer any right, title or interest in such Securities to the purported transferee.

2. Permitted and Involuntary Transfers.

(a) Permitted Transfers. Notwithstanding the provisions of Section 1 hereof, you may Transfer the Securities to any Affiliate (as such term is defined in Rule 144 promulgated under the Securities Act of 1933) or to any other person as long as any such Transfer to such other person is effected in a private transaction and not over the exchange, quotation system or other market where securities of the Company are then traded or quoted; provided, however, that in each case the transferee first agrees in writing to be bound by the provisions of this Agreement applicable to you.

(b) Involuntary Transfers. If any Securities are subject to any involuntary Transfer during the Lock Up Period, such involuntary Transfer shall constitute a Permitted Transfer and the transferee of such Securities shall take such Securities subject to this Agreement.

3. Representations and Warranties of the Company. The Company hereby represents and warrants to you that the Company (with respect to Securities other than those included in the Company Registration) every Non-Participating Holder, and every director, officer and Affiliate of the Company, in each case holding more than 50,000 shares of Common Stock is subject to a “lock-up” agreement with respect to the Company Registration that is substantially similar to this Agreement.

4. Miscellaneous.

(a) Termination. This Agreement shall automatically terminate upon the expiration of the Lock-up Period.

(b) Governing Law. The internal law, without regard for conflicts of law principles, of the State of New York will govern all questions concerning the construction, validity and

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interpretation of this Agreement and the performance of the obligations imposed by this Agreement.

(c) Counterparts; Facsimile Execution. This Agreement may be executed in one or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same instrument. Facsimile execution and delivery of this Agreement is legal valid and binding for all purposes.

Please acknowledge your agreement to the foregoing by executing this Agreement in the space provided below.

Sincerely,

PNM RESOURCES, INC.

By:
Name:
Title:

ACCEPTED AND AGREED TO AS OF THE DATE FIRST ABOVE WRITTEN:

HOLDER:

For Individuals:

Print Name Above

Sign Name Above

For Entities:

Print Name of Entity Above

By:
Name:
Title:

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